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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

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                               SECURITY AGREEMENT

                                      among

                                RBS GLOBAL, INC.

                              REXNORD CORPORATION,

                    CERTAIN SUBSIDIARIES OF RBS GLOBAL, INC.

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                               as COLLATERAL AGENT


                        --------------------------------

                          Dated as of November 25, 2002

                        --------------------------------


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                                TABLE OF CONTENTS

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ARTICLE I SECURITY INTERESTS..............................................................................2

     1.1. Grant of Security Interests.....................................................................2
     1.2. Power of Attorney...............................................................................3

ARTICLE II GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS..............................................4

     2.1. Necessary Filings...............................................................................4
     2.2. No Liens........................................................................................4
     2.3. Other Financing Statements......................................................................4
     2.4. Chief Executive Office, Record Locations........................................................5
     2.5. Location of Inventory and Equipment.............................................................5
     2.6. Trade Names; Etc................................................................................5
     2.7. Certain Significant Transactions................................................................5
     2.8. Collateral in the Possession of a Bailee........................................................5
     2.9. Recourse........................................................................................5

ARTICLE III SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER AND
              CERTAIN OTHER COLLATERAL....................................................................5

     3.1. Maintenance of Records..........................................................................5
     3.2. Direction to Account Debtors; Contracting Parties; etc..........................................6
     3.3. Modification of Terms; etc......................................................................6
     3.4. Collection......................................................................................6
     3.5. Instruments.....................................................................................7
     3.6. Assignors Remain Liable Under Accounts..........................................................7
     3.7. Assignors Remain Liable Under Contracts.........................................................7
     3.8. Letter-of-Credit Rights.........................................................................8
     3.9. Commercial Tort Claims..........................................................................8
     3.10. Chattel Paper..................................................................................8
     3.11. Further Actions................................................................................8

ARTICLE IV SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES......................................8

     4.1. Additional Representations and Warranties.......................................................8
     4.2. Licenses and Assignments........................................................................9
     4.3. Infringements...................................................................................9
     4.4. Preservation of Marks and Domain Names..........................................................9
     4.5. Maintenance of Registration.....................................................................9
     4.6. Future Registered Marks and Domain Names.......................................................10
     4.7. Remedies.......................................................................................10

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
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ARTICLE V SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS............................10

     5.1. Additional Representations and Warranties......................................................10
     5.2. Licenses and Assignments.......................................................................11
     5.3. Infringements..................................................................................11
     5.4. Maintenance of Patents or Copyrights...........................................................11
     5.5. Prosecution of Patent or Copyright Applications................................................11
     5.6. Other Patents and Copyrights...................................................................11
     5.7. Remedies.......................................................................................12

ARTICLE VI PROVISIONS CONCERNING ALL COLLATERAL..........................................................12

     6.1. Protection of Collateral Agent's Security......................................................12
     6.2. Warehouse Receipts Non-Negotiable..............................................................12
     6.3. Additional Information.........................................................................12
     6.4. Further Actions................................................................................13
     6.5. Financing Statements...........................................................................13

ARTICLE VII REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT..............................................13

     7.1. Remedies; Obtaining the Collateral Upon an Event of Default....................................13
     7.2. Remedies; Disposition of the Collateral........................................................14
     7.3. Waiver of Claims...............................................................................15
     7.4. Application of Proceeds........................................................................16
     7.5. Remedies Cumulative............................................................................18
     7.6. Discontinuance of Proceedings..................................................................18

ARTICLE VIII INDEMNITY...................................................................................19

     8.1. Indemnity......................................................................................19
     8.2. Indemnity Obligations Secured by Collateral; Survival..........................................20

ARTICLE IX DEFINITIONS...................................................................................20

ARTICLE X MISCELLANEOUS..................................................................................27

     10.1. Notices.......................................................................................27
     10.2. Waiver; Amendment.............................................................................28
     10.3. Obligations Absolute..........................................................................28
     10.4. Successors and Assigns........................................................................28
     10.5. Headings Descriptive..........................................................................28
     10.6. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL........................29
     10.7. Assignor's Duties.............................................................................30
     10.8. Termination; Release..........................................................................30
     10.9. Counterparts..................................................................................31
     10.10. Severability.................................................................................31
     10.11. The Collateral Agent and the other Secured Creditors.........................................31
     10.12. Additional Assignors.........................................................................31

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
                                                                                                       Page
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
ANNEX A   Schedule of Chief Executive Offices Address(es) of Chief Executive
          Office
ANNEX B   Schedule of Inventory and Equipment Locations
ANNEX C   Schedule of Trade and Fictitious Names
ANNEX D   Description of Certain Significant Transactions Occurring Within One
          Year Prior to the Date of the Security Agreement
ANNEX E   Schedule of Commercial Tort Claims
ANNEX F   Schedule of Marks Applications; and Internet Domain Name Registrations
ANNEX G   Schedule of Patents
ANNEX H   Schedule of Copyrights
ANNEX I   Grant of Security Interest in United States Trademarks
ANNEX J   Grant of Security Interest in United States Patents
ANNEX K   Grant of Security Interest in United States Copyrights

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                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

          SECURITY AGREEMENT, dated as of November 25, 2002, made by each of the undersigned assignors (each an "Assignor" and, together with any other entity that becomes an assignor hereunder pursuant to Section 10.12 hereof, the "Assignors") in favor of Deutsche Bank Trust Company Americas, as collateral agent (together with any successor collateral agent, the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below)). Certain capitalized terms as used herein are defined in Article IX hereof. Except as otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H:

          WHEREAS, RBS Global, Inc. ("Holdings"), Rexnord Corporation (the "Borrower"), the lenders party thereto from time to time (the "Lenders"), Deutsche Bank Trust Company Americas, as administrative agent (together with any successor administrative agent, the "Administrative Agent"), General Electric Capital Corporation and Wachovia Bank, National Association, as Co-Documentation Agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Joint Lead Arrangers and Joint Book Runners, have entered into a Credit Agreement, dated as of November 25, 2002 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of, and participation in Letters of Credit for the account of the Borrower, all as contemplated therein (the Lenders, each Letter of Credit Issuer, and each Agent are herein called the "Lender Creditors");

          WHEREAS, the Borrower and one or more of its Subsidiaries may at any time and from time to time enter into one or more Interest Rate Protection Agreements (each such Interest Rate Protection Agreement, except to the extent expressly stated therein that the liabilities and indebtedness thereunder are not "Obligations" for the purposes of this Agreement, a "Covered Agreement" and, collectively, the "Covered Agreements") with one or more Lenders or any affiliate thereof (each such Lender or affiliate party to any such Covered Agreement, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender or affiliate's successors and assigns, if any, collectively, the "Other Creditors" and, together with the Lender Creditors, the "Secured Creditors");

          WHEREAS, pursuant to the Subsidiaries Guaranty, Intermediate Holdco (to the extent created) and each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

          WHEREAS, it is a condition precedent to the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of, the Borrower under the Credit Agreement and to the Other Creditors entering into Covered Agreements that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

          WHEREAS, each Assignor will obtain benefits from the incurrence of Loans by and the issuance of, and participation in Letters of Credit for the account of the Borrower under

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the Credit Agreement and the entering into by the Borrower and/or one or more of its Subsidiaries of the Covered Agreements and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower and the Other Creditors to enter into the Covered Agreements with the Borrower and/or one or more of its Subsidiaries;

          NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

                                    ARTICLE I

                               SECURITY INTERESTS

          1.1. GRANT OF SECURITY INTERESTS. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby pledge and grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest (subject to those Liens permitted to exist with respect to Collateral pursuant to the terms of all Secured Debt Agreements then in effect) in all of the right, title and interest of such Assignor in, to and under all of the following personal property and fixtures (and all rights therein) of such Assignor, or in which or to which such Assignor has any rights, in each case, whether now existing or hereafter from time to time acquired:

          (i)     each and every Account;

          (ii)    all cash;

          (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

          (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

          (v) all Commercial Tort Claims (including all Commercial Tort Claims described in Annex H hereto);

          (vi) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to Domain Names and Trade Secret Rights;

          (vii) all Contracts, together with all Contract Rights arising thereunder;

          (viii)  all Copyrights;

          (ix)    all Equipment;

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          (x)     all Documents;

          (xi)    all General Intangibles;

          (xii)   all Goods;

          (xiii)  all Instruments;

          (xiv)   all Inventory;

          (xv)    all Investment Property;

          (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

          (xvii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks;

          (xviii) all Patents;

          (xix)   all Permits;

          (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

          (xxi)   all Supporting Obligations; and

          (xxii) all Proceeds and products of any and all of the foregoing (all of the above, the "Collateral").

          (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral which any Assignor may acquire, or with respect to which any Assignor may obtain rights, at any time during the term of this Agreement.

          (c) Notwithstanding anything to the contrary contained herein, the Collateral shall at no time include any items which would at such time constitute Excluded Collateral.

          1.2. POWER OF ATTORNEY. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

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                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

          2.1. NECESSARY FILINGS. All filings, registrations, recordings and other actions necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been (or in the case of the filing of financing statements, within 10 days following the Initial Borrowing Date shall have been) accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates a valid, and together with all such filings, registrations, recordings and other actions, a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by possession or control (within the meaning of the UCC as in effect on the date hereof in the State of New York), by filing a financing statement under the UCC as enacted in any relevant jurisdiction or by a filing of a Grant of Security Interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office; it being understood and agreed that this Section
2.1 shall not be breached as a result of the respective Assignor not delivering to the Collateral Agent an Instrument not required to be so delivered pursuant to Section 3.5 of this Agreement or not entering into a "control agreement" with respect to any cash held by such Assignor.

          2.2. NO LIENS. Such Assignor is, and as to all Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons (other than holders of Permitted Liens) at any time claiming the same or any interest therein adverse to the Collateral Agent.

          2.3. OTHER FINANCING STATEMENTS. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements (x) filed in respect of Permitted Liens or (y) with respect to which the Collateral Agent shall have received termination statements (Form UCC-3) or such other termination statement as shall be required by local law authorized for filing)), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

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          2.4. CHIEF EXECUTIVE OFFICE, RECORD LOCATIONS. The chief executive office of such Assignor is, on the date of this Agreement, located at the address indicated on Annex A hereto for such Assignor. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of such Assignor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex A hereto for such Assignor.

          2.5. LOCATION OF INVENTORY AND EQUIPMENT. All Inventory and Equipment having a value in excess of $1,000,000 held on the date hereof, or held at any time during the four calendar months prior to the date hereof, by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor.

          2.6. TRADE NAMES; ETC. As of the date hereof, such Assignor has or operates in any jurisdiction under, or in the preceding twelve months has had or has operated in any jurisdiction under, no trade names, fictitious names or other names except its legal name and such other trade or fictitious names as are listed on Annex C hereto for such Assignor.

          2.7. CERTAIN SIGNIFICANT TRANSACTIONS. During the one year period preceding the date of this Agreement, no Person shall have merged or consolidated with or into any Assignor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, any Assignor, in each case except as described in Annex D hereto.

          2.8. COLLATERAL IN THE POSSESSION OF A BAILEE. If any Inventory or other Goods having an aggregate value in excess of $2,000,000 are at any time in the possession of a bailee, the such Assignor shall promptly notify the Collateral Agent thereof and, if requested by the Collateral Agent, shall use commercially reasonable efforts to promptly obtain an acknowledgment from such bailee, in form and substance reasonably satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and shall act upon the instructions of the Collateral Agent, without the further consent of the such Assignor. The Collateral Agent agrees with such Assignor that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the respective Assignor with respect to any such bailee.

          2.9. RECOURSE. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                                   ARTICLE III

            SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS;
             INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

          3.1. MAINTENANCE OF RECORDS. Each Assignor will keep and maintain at its own cost and expense, and in accordance with industry practices, accurate and complete records of its Accounts and Contracts, including records of all payments received, all credits granted thereon,

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all merchandise returned and all other dealings therewith. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, such Assignor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Accounts and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

          3.2. DIRECTION TO ACCOUNT DEBTORS; CONTRACTING PARTIES; ETC. Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs any Assignor, such Assignor agrees (x) that the Collateral Agent may, at its option, directly notify (and upon the request of the Collateral Agent, the respective Assignor shall notify) the obligors with respect to any Accounts and/or under any Contracts to make payments with respect thereto directly to the Cash Collateral Account and (y) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account toward the payment of the Obligations in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses of collection (including reasonable attorneys' fees), whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (x) to the relevant Assignor, PROVIDED that (x) the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.2 and (y) no such notice shall be required if an Event of Default of the type described in Section 9.05 of the Credit Agreement has occurred and is continuing.

          3.3. MODIFICATION OF TERMS; ETC. Except in accordance with such Assignor's ordinary course of business and consistent with reasonable business judgment or as permitted by Section 3.4 or the Credit Agreement, no Assignor shall rescind or cancel any indebtedness evidenced by any Account or under any Contract, or modify any material term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Account or Contract, or interest therein, without the prior written consent of the Collateral Agent. No Assignor will do anything to impair the rights of the Collateral Agent in the Accounts or Contracts.

          3.4. COLLECTION. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful

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collection procedures) any and all amounts owing under or on account of such
Account or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such Contract. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and
(ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

          3.5. INSTRUMENTS. If any Assignor owns or acquires any Instrument in excess of $2,000,000 constituting Collateral (other than Cash Equivalents, Foreign Cash Equivalents, checks and other payment instruments received and collected in the ordinary course of business), such Assignor will within 20 Business Days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent.

          3.6. ASSIGNORS REMAIN LIABLE UNDER ACCOUNTS. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Accounts all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

          3.7. ASSIGNORS REMAIN LIABLE UNDER CONTRACTS. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

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          3.8. LETTER-OF-CREDIT RIGHTS. If any Assignor is at any time a beneficiary under a letter of credit with a stated amount of $2,000,000 or more, such Assignor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, such Assignor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use commercially reasonable efforts to either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in this Agreement after the occurrence and during the continuance of an Event of Default.

          3.9. COMMERCIAL TORT CLAIMS. All Commercial Tort Claims of each Assignor in existence on the date of this Agreement are described in Annex E hereto. If any Assignor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (calculated based on the reasonably estimated value thereof) of $2,000,000 or more, such Assignor shall promptly notify the Collateral Agent thereof in a writing signed by such Assignor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

          3.10. CHATTEL PAPER. Upon the request of the Collateral Agent made at any time when an Event of Default exists and is continuing, each Assignor shall promptly furnish to the Collateral Agent a list of all Electronic Chattel Paper held or owned by such Assignor. Furthermore, if requested by the Collateral Agent at any time when an Event of Default exists and is continuing, each Assignor shall promptly take all actions which are reasonably practicable so that the Collateral Agent has "control" of all Electronic Chattel Paper in accordance with the requirements of Section 9-105 of the UCC. Each Assignor will promptly (and in any event within 15 days) following any request made by the Collateral Agent at any time when an Event of Default exists and is continuing, deliver all of its Tangible Chattel Paper to the Collateral Agent.

          3.11. FURTHER ACTIONS. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps (including, at any time when an Event of Default exists and is continuing, any and all actions as may be necessary or required under the Federal Assignment of Claims Act, but excluding steps to establish "control" over cash of an Assignor), relating to its Accounts, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.

                                   ARTICLE IV

            SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES

          4.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each Assignor represents and warrants that, as of date hereof, it is the true and lawful owner of or otherwise has the right to use

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the registered Marks and Domain Names listed in Annex F hereto for such Assignor and that said listed Marks and Domain Names include all United States marks and applications for United States marks registered in the United States Patent and Trademark Office and all Domain Names that such Assignor owns or uses in connection with its business as of the date hereof. Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all material Marks and material Domain Names that it uses. Each Assignor further warrants that it has no knowledge of any third party claim received by it that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any trademark, service mark or trade name of any other Person other than is not, either individually or in the aggregate, reasonably expected to have a Material Adverse Effect. All U.S. trademark registrations and applications and Domain Name registrations listed in Annex F hereto are, as of date hereof, valid, subsisting, have not been canceled, and except as set forth on Annex F, no Assignor is aware of any third-party claim that any of said registrations is invalid or unenforceable or is aware that there is any reason that any of said registrations is invalid or unenforceable, or is aware that there is any reason that any of said applications will not mature into registrations. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or similar registrar in order to effect an absolute assignment of all right, title and interest in each Mark and/or Domain Name, and record the same.

          4.2. LICENSES AND ASSIGNMENTS. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Mark or Domain Name absent prior written approval of the Collateral Agent.

          4.3. INFRINGEMENTS. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is, or may be, infringing or diluting or otherwise violating any of such Assignor's rights in and to any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect, or with respect to any party claiming that such Assignor's use of any Mark or Domain Name material to such Assignor's business violates in any material respect any property right of that party. Each Assignor further agrees to prosecute diligently in accordance with reasonable business practices any Person infringing any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect.

          4.4. PRESERVATION OF MARKS AND DOMAIN NAMES. Each Assignor agrees to use its domestic Marks and Domain Names which are material to such Assignor's business in interstate commerce during the time in which this Agreement is in effect and to take all such other actions as are reasonably necessary to preserve such Marks as trademarks or service marks under the laws of the United States (other than any such Marks which are no longer used or useful in its business or operations).

          4.5. MAINTENANCE OF REGISTRATION. Except to the extent the aggregate effect of all such failures to maintain such abandonments is not reasonably expected to have a Material Adverse Effect, each Assignor shall, at its own expense, diligently process all documents reasonably required to maintain all Mark and/or Domain Name registrations, including but not limited

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to affidavits of use and applications for renewals of registration in the United
States Patent and Trademark Office for all of its material registered Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent (other than with respect to registrations and applications deemed by such Assignor in its reasonable business judgment to be no longer prudent to pursue).

          4.6. FUTURE REGISTERED MARKS AND DOMAIN NAMES. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or any Domain Name is registered by any Assignor, within 30 days of receipt of such certificate or similar indicia of ownership, such Assignor shall deliver to the Collateral Agent a copy of such registration certificate or similar indicia of ownership, and a grant of a security interest in such Mark and/or Domain Name, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest in such Mark and/or Domain Name to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex I hereto or in such other form as may be reasonably satisfactory to the Collateral Agent.

          4.7. REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks and Domain Names, together with all trademark rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar; (ii) take and use or sell the Marks or Domain Names and the goodwill of such Assignor's business symbolized by the Marks or Domain Names and the right to carry on the business and use the assets of such Assignor in connection with which the Marks or Domain Names have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks or Domain Names in any manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks or Domain Names and registrations and any pending trademark applications in the United States Patent and Trademark Office or applicable Domain Name registrar to the Collateral Agent.

                                    ARTICLE V

       SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS

          5.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each Assignor represents and warrants that, as of the date hereof, it is the true and lawful owner of all rights in (i) all Trade Secret Rights, (ii) the Patents listed in Annex G hereto for such Assignor and that said Patents include all the United States patents and applications for United States patents that such Assignor owns as of the date hereof and (iii) the Copyrights listed in Annex H hereto for such Assignor

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and that said Copyrights include all the United States copyrights registered with the United States Copyright Office and applications to United States copyrights that such Assignor owns as of the date hereof. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent of any other Person or such Assignor has misappropriated any trade secret or proprietary information which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent or Copyright, and to record the same.

          5.2. LICENSES AND ASSIGNMENTS. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Collateral Agent.

          5.3. INFRINGEMENTS. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe or other violation of such Assignor's rights in any Patent or Copyright or to any claim that the practice of any Patent or use of any Copyright violates any property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that practice of any Trade Secret Right violates any property right of a third party, in each case, in any manner which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, to diligently prosecute, in accordance with its reasonable business judgment, any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right, in each case to the extent that such infringement or misappropriation, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          5.4. MAINTENANCE OF PATENTS OR COPYRIGHTS. At its own expense, each Assignor shall make timely payment of all post-issuance fees required to maintain in force its rights under each Patent or Copyright, absent prior written consent of the Collateral Agent (other than any such Patents or Copyrights which are no longer used or are deemed by such Assignor in its reasonable business judgment to no longer be useful in its business or operations or to the extent that the aggregate effect of all failures to do same is not reasonably expected to have a Material Adverse Effect).

          5.5. PROSECUTION OF PATENT OR COPYRIGHT APPLICATIONS. At its own expense, each Assignor shall diligently prosecute all material applications for
(i) United States Patents listed in Annex G hereto and (ii) Copyrights listed on Annex H hereto, in each case for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies (other than applications that are deemed by such Assignor in its reasonable business judgment to no longer be prudent to pursue), absent written consent of the Collateral Agent.

          5.6. OTHER PATENTS AND COPYRIGHTS. Within 30 days of the acquisition or issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or

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of filing of an application for a United States Patent or Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright or Patent, or certificate or registration of, or application therefor, as the case may be, with a grant of a security interest as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest, the form of such grant of a security interest to be substantially in the form of Annex J or K hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.

          5.7. REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such further documents as the Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

          6.1. PROTECTION OF COLLATERAL AGENT'S SECURITY. Except as otherwise permitted by the Secured Debt Agreements, each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times maintain insurance, at such Assignor's own expense to the extent and in the manner provided in the Secured Debt Agreements. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

          6.2. WAREHOUSE RECEIPTS NON-NEGOTIABLE. To the extent practicable, each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the UCC as in effect in any relevant jurisdiction or under other relevant law).

          6.3. ADDITIONAL INFORMATION. Each Assignor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly (and in any event within 10 days after its receipt of the respective request) furnish to the Collateral Agent such information with respect to the Collateral (including the identity of the Collateral or such components thereof and the owner thereof as may have been requested by the Collateral Agent, the value and location of such Collateral, etc.) as may be requested by the Collateral Agent.

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          6.4. FURTHER ACTIONS. Each Assignor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such descriptions of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps (other than steps to establish "control" over cash of an Assignor) relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably necessary or advisable to perfect, preserve or protect its security interest in the Collateral.

          6.5. FINANCING STATEMENTS. Each Assignor agrees to authorize or execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law (and such authorization includes describing the Collateral as "all assets" of such Assignor).

                                   ARTICLE VII

                 REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

          7.1. REMEDIES; OBTAINING THE COLLATERAL UPON AN EVENT OF DEFAULT. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

          (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

          (ii) upon notice to the applicable Assignor (although no failure to give any such notice shall affect the Collateral Agent's rights hereunder), instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

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          (iii)   sell, assign or otherwise liquidate any or all of the
     Collateral or any part thereof in accordance with Section 7.2 hereof, or direct such Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

          (iv) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

                  (x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

                  (y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

                  (z) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

          (v) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Domain Names, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

          (vi) apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 7.4; and

          (vii) take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607(a) of the UCC;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement and the other Security Documents.

          7.2. REMEDIES; DISPOSITION OF THE COLLATERAL. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the

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Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 7.2 without accountability to the relevant Assignor (except to the extent such purchase price exceeds the amount of the Obligations with such excess to be applied in accordance with Section 7.4(v) of this Agreement). If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be required by such applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

          7.3. WAIVER OF CLAIMS. Except as otherwise provided in this Agreement or the other Secured Debt Agreements, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

          (i) all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Collateral Agent's (or of its officers', directors', employees', agents' or affiliates') gross negligence or willful misconduct;

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          (ii)    all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

          (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

          7.4. APPLICATION OF PROCEEDS. (a) All moneys collected by the Collateral Agent (or, to the extent the Pledge Agreement or any other Security Document requires proceeds of collateral under such other Security Document to be applied in accordance with the provisions of this Agreement, the Pledgee, collateral agent, mortgagee or trustee under such other Security Document) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder while any Event of Default exists and is continuing, shall be applied as follows:

          (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii), (iv) and (v) of the definition of "Obligations";

          (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), to the payment of all amounts owing to each Agent of the type described in clauses (v) (except to the extent already applied pursuant to preceding clause (i)) and (vi) of the definition of "Obligations";

          (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

          (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

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          (v)     fifth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iv), inclusive to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

          (b) For purposes of this Agreement, (x) "PRO RATA SHARE" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "PRIMARY OBLIGATIONS" shall mean (i) in the case of the Credit Document Obligations, all principal of, premium, fees and interest on, all Loans, all Unpaid Drawings, the Stated Amount of all outstanding Letters of Credit and all Fees and (ii) in the case of the Other Obligations, all amounts due under each Covered Agreement with an Other Creditor (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "SECONDARY OBLIGATIONS" shall mean all Obligations other than Primary Obligations.

          (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

          (d) Each of the Secured Creditors, by their acceptance of the benefits hereof and of the other Security Documents, agrees and acknowledges that if the Lender Creditors receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Revolving Loans under the Credit Agreement and Unpaid Drawings have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit under the Credit Agreement, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

          (e)     All payments required to be made hereunder shall be made
(x) if to the Lender Creditors, to the Administrative Agent for the account of the Lender Creditors and (y) if

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to the Other Creditors, to the trustee, paying agent or other similar representative (each a "REPRESENTATIVE") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

          (f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent and (ii) the Representative or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative and the Other Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors or the Other Creditors, as the case may be. Unless it has received written notice from a Lender Creditor or an Other Creditor to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has written notice from an Other Creditor to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements or Other Hedging Agreements are in existence.

          (g) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

          7.5. REMEDIES CUMULATIVE. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

          7.6. DISCONTINUANCE OF PROCEEDINGS. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted (except to the extent of a determination adverse to the Collateral Agent in such a proceeding).

                                  ARTICLE VIII

                                    INDEMNITY

          8.1. INDEMNITY. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, assigns, employees, affiliates and agents (hereinafter in this Section 8.1 referred to individually as "INDEMNITEE," and collectively as "INDEMNITEES") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees (i) as a result of, or in any way relating to, or arising out of, or by reason of, any investigation, litigation or other proceeding (whether or not any Indemnitee is party thereto and whether or not such investigation, litigation or other proceeding is between or among any Indemnitee, any Assignor or any third Person or otherwise) in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or (ii) in connection with (x) the administration of the transactions contemplated hereby or thereby or (y) the enforcement of any of the terms of, or the preservation of any rights under this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith (including, without limitation, the reasonable fees and disbursements of counsel for the Secured Creditors, provided that, except in the case of a bankruptcy of any Assignor, no more than one counsel for the Indemnitees may be used in any one jurisdiction), or (iii) in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee or an affiliate thereof (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

          (b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay or reimburse the Collateral Agent for any and all reasonable fees, costs and out-of-pocket expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral (including, without limitation, (x) all fees and taxes in connection with the recording or filing of instruments and documents in public offices and (y) all amounts expended in connection with the payment or discharge of any taxes or Liens upon or in respect of the Collateral or any premiums for insurance with respect to the Collateral, in each case described in this clause
(y) paid or incurred by the Collateral Agent after the respective Assignor has failed to comply with its obligations under the respective Credit Documents to pay such amounts or obtain any such insurance within the respective time periods (if any) set forth therein) and all other reasonable fees, costs and out-of-pocket expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

          (c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement.

          (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          8.2. INDEMNITY OBLIGATIONS SECURED BY COLLATERAL; SURVIVAL. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued, and Loans made, under the Credit Agreement, the termination of all Letters of Credit issued under the Credit Agreement, the termination of all Covered Agreements entered into with the Other Creditors and the payment of all other Obligations and notwithstanding the discharge thereof and the occurrence of the Termination Date.

                                   ARTICLE IX

                                   DEFINITIONS

          The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Account" shall mean any "account" as such term is defined in the UCC as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or
(viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

          "Administrative Agent" shall have the meaning provided in the recitals of this Agreement.

          "Agreement" shall mean this Security Agreement as the same may be amended, modified, restated and/or, supplemented or amended from time to time in accordance with its terms.

          "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

          "Borrower" shall have the meaning provided in the recitals of this Agreement.

          "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

          "Chattel Paper" shall mean "chattel paper" as such term is defined in the UCC as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

          "Class" shall have the meaning provided in Section 10.2 of this Agreement.

          "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

          "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

          "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Contract Rights" shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

          "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreements, Other Hedging Agreements, licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), except to the extent that the grant by an Assignor of a security interest pursuant to this Agreement in its right, title and interest in any such contract is prohibited by such contract without the consent of any other party thereto (that has not been obtained) or would give any other party to such contract the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation (i) shall not affect, limit, restrict or impair the grant by an Assignor of a security interest pursuant to this Agreement in any Account or any money or other amounts due or to become due under any such contract and (ii) shall not apply to the extent the provisions contained in such contract which prohibit such a grant by an Assignor or provide such other party such a termination right would be rendered unenforceable in accordance with applicable law (including the UCC) or principles of equity.

          "Copyrights" shall mean any United States or foreign copyright now or hereafter owned by any Assignor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

          "Credit Agreement" shall have the meaning provided in the recitals of this Agreement.

          "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

          "Documents" shall mean "documents" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which any Assignor now or hereafter has any right, title or interest.

          "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment" as such term is defined in the UCC as in effect on the date hereof in the State of New York, and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

          "Excluded Collateral" shall mean assets of any Assignor subject to (i) Liens permitted under Section 8.03(d) of the Credit Agreement, (ii) Liens permitted under Section 8.03(l) of the Credit Agreement, (iii) Liens permitted under Section 8.03(m) of the Credit Agreement and (iv) Liens permitted under
Section 8.03(n) of the Credit Agreement in each case of clauses (i) through (iv) inclusive, to the extent, and only to the extent, that such Liens secure

Capitalized Lease Obligations or purchase money Indebtedness and the instrument evidencing the purchase money Indebtedness or Capitalized Lease Obligations, as the case may be, secured by such Lien expressly prohibits any other Lien on such assets and only for so long as such purchase money Indebtedness or Capitalized Lease Obligations, as the case may be, remains or remain outstanding. Upon the earlier of the termination of the respective prohibition contained in any such instrument or the satisfaction of the respective Indebtedness, the assets securing (or which secured) such respective Indebtedness shall no longer constitute "Excluded Collateral" without any further action on the part of any Assignor, the Collateral Agent, any other Secured Creditor or any other Person.

          "General Intangibles" shall mean "general intangibles" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Goods" shall mean "goods" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Holdings" shall have the meaning provided in the recitals hereto.

          "Indemnitee" shall have the meaning provided in Section 8.1(a) of this Agreement.

          "Instrument" shall mean "instruments" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term in defined in the UCC as in effect on the date hereof in the State of New York.

          "Investment Property" shall mean "investment property" as such term is defined in the UCC as in effect on the date hereof in the State of New York but in any event shall not include any such "investment property" which is not required to be pledged to the "Pledgee" under and pursuant to the Pledge Agreement by operation of the last paragraph of Section 3.1 thereof.

          "Lender Creditors" shall have the meaning provided in the recitals of this Agreement.

          "Lenders" shall have the meaning provided in the recitals of this Agreement.

          "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by any Assignor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by any Assignor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by an Assignor and any trade dress including logos, designs, fictitious business names and other business identifiers used by any Assignor.

          "Material Adverse Effect" shall mean a material adverse effect on the business, assets, operations or condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole.

          "Obligations" shall mean and include, as to any Assignor, all of the following:

          (i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations under Letters of Credit, fees, costs and indemnities) of such Assignor to the Lender Creditors, whether now existing or hereafter incurred, in each case, under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Assignor is a party (including, without limitation, in the event such Assignor is a Guarantor, all such obligations, liabilities and indebtedness of such Assignor under its Guaranty) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Covered Agreements, being herein collectively called the "Credit Document Obligations");

          (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Assignor to the Other Creditors, now existing or hereafter incurred, in each case, under, arising out of or in connection with any Covered Agreement, whether such Covered Agreement is now in existence or hereinafter arising, (including, without limitation, in the case of an Assignor that is a Guarantor, all obligations, liabilities and indebtedness of such Assignor under its Guaranty in respect of the Covered Agreements), and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in each such Covered Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the "Other Obligations");

          (iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral in accordance with this Agreement, or to preserve its security interest in the Collateral;

          (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable out-of-pocket expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs;

          (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement; and

          (vi) all amounts owing to any Agent pursuant to any of the Credit Documents in its capacity as such;

it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          "Other Creditors" shall have the meaning provided in the recitals of this Agreement.

          "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

          "Patents" shall mean any patent in or to which any Assignor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a patent now or hereafter made by any Assignor.

          "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

          "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Proceeds" shall mean all "proceeds" as such term is defined in the UCC as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral,

(ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Representative" shall have the meaning provided in Section 7.4(e) of this Agreement.

          "Required Secured Creditors" shall mean (i) at any time when any Credit Document Obligations are outstanding or any Commitments under the Credit Agreement exist, the Required Lenders (or, to the extent provided in Section
12.12 of the Credit Agreement, each of the Lenders) and (ii) at any time after all of the Credit Document Obligations have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated and no further Commitments may be provided thereunder, the holders of a majority of the Other Obligations.

          "Requisite Creditors" shall have the meaning provided in Section 10.2 of this Agreement.

          "Secondary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Secured Creditors" shall have the meaning provided in the recitals of this Agreement.

          "Secured Debt Agreements" shall mean and include this Agreement, the other Credit Documents and the Covered Agreements entered into with an Other Creditor.

          "Software" shall mean "software" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the UCC as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor, or in which any Assignor has any rights, and in any event shall include, but shall not be limited to, all of such Assignor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

          "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Termination Date" shall have the meaning provided in Section 10.8(a) of this Agreement.

          "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of an Assignor worldwide whether written or not.

          "Trade Secret Rights" shall mean the rights of an Assignor in any Trade Secret it holds.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

                                    ARTICLE X

                                  MISCELLANEOUS

          10.1. NOTICES. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Collateral Agent or any Assignor shall not be effective until received by the Collateral Agent or such Assignor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

          (a)     if to any Assignor, c/o:

                  Rexnord Corporation
                  4701 West Greenfield Avenue
                  Milwaukee, WI 53214
                  Attention: Chief Financial Officer
                  Telephone No.: (414) 643-3000
                  Telecopier No.: (414) 643-3078

          (b)     if to the Collateral Agent, at:

                  Deutsche Bank Trust Company Americas
                  31 West 52nd Street
                  New York, New York 10019
                  Attention: Diane F. Rolfe
                  Telephone No.: (646) 324-2194
                  Telecopier No.: (646) 324-7460

          (c) if to any Lender Creditor (other than the Collateral Agent), at such address as such Lender Creditor shall have specified in the Credit Agreement;

          (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Assignor and the Collateral Agent;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          10.2. WAIVER; AMENDMENT. Except as provided in Sections 10.8 and 10.12, none of the terms and conditions of this Agreement or any other Security Document may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby (it being understood that the addition or release of any Assignor hereunder shall not constitute a change, waiver, discharge or termination affecting any Assignor other than the Assignor so added or released) and the Collateral Agent (with the written consent of the Required Secured Creditors); PROVIDED, HOWEVER, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) also shall require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders (or, to the extent provided in Section 12.12 of the Credit Agreement, each of the Lenders), and (y) with respect to the Other Obligations, the holders of at least a majority of all Other Obligations outstanding from time to time.

          10.3. OBLIGATIONS ABSOLUTE. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

          10.4. SUCCESSORS AND ASSIGNS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 10.8, (ii) be binding upon each Assignor, its successors and assigns; PROVIDED, HOWEVER, that no Assignor shall assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent (with the prior written consent of the Required Secured Creditors), and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors and permitted transferees and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

          10.5. HEADINGS DESCRIPTIVE. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          10.6. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH ASSIGNOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH ASSIGNOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH ASSIGNOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH ASSIGNOR. EACH ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH ASSIGNOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 10.1 ABOVE UNLESS ANOTHER ADDRESS IS PROVIDED TO THE COLLATERAL AGENT IN WRITING IN ACCORDANCE WITH SECTION 10.1, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE IF IN CONFORMITY WITH THE FOREGOING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY ASSIGNOR IN ANY OTHER JURISDICTION.

          (b) EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE

OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          10.7. ASSIGNOR'S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral, in each case unless the Collateral Agent shall become the absolute owner of such Collateral by purchasing same in connection with its exercise of remedies pursuant to Section 7.2 of this Agreement.

          10.8. TERMINATION; RELEASE. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including UCC termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment under the Credit Agreement has been terminated and all Covered Agreements entered into with any Other Creditor have been terminated, no Note under the Credit Agreement is outstanding and all Loans thereunder have been repaid in full, all Letters of Credit issued under the Credit Agreement have been terminated and all Obligations (other than indemnities described herein and described in Section
12.01 of the Credit Agreement, and any other indemnities set forth in any other Credit Documents, in each case which are not then due and payable) then due and payable have been paid in full.

          (b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated, in connection with a sale or disposition permitted by Section
8.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 12.12 of the Credit Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Collateral Agent, at the request and expense of such Assignor, will duly release from security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold, or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. Furthermore, upon the release of any Subsidiary Guarantor from the Subsidiaries Guaranty in accordance with the provisions thereof, such Assignor (and the Collateral at such time assigned by the respective Assignor pursuant hereto) shall be released from this Agreement.

          (c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(a) or (b), such Assignor shall deliver to the Collateral Agent a certificate signed by an Authorized Officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to such Section 10.8(a) or (b). At any time that the Borrower or the respective Assignor desires that a Subsidiary of the Borrower which has been released from the Subsidiaries Guaranty be released hereunder as provided in the last sentence of Section 10.8(b), it shall deliver to the Collateral Agent a certificate signed by an Authorized Officer of the Borrower and the respective Assignor stating that the release of the respective Assignor (and its Collateral) is permitted pursuant to such Section 10.8(b).

          (d) The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in the absence of gross negligence and willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable jurisdiction) believes to be in accordance with) this Section 10.8.

          10.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent.

          10.10. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.11. THE COLLATERAL AGENT AND THE OTHER SECURED CREDITORS. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 11 of the Credit Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Section 11 of the Credit Agreement.

          10.12. ADDITIONAL ASSIGNORS. It is understood and agreed that Intermediate Holdco and any Subsidiary Guarantor that desires to become an Assignor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall become an Assignor hereunder by (x) executing a counterpart hereof and delivering same to the Collateral Agent, or by executing a Joinder Agreement substantially in the form of Exhibit L to the Credit Agreement and (y) delivering supplements to Annexes A through H, inclusive, hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Assignor on such date. In addition, such additional Assignor shall take all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.

   [Remainder or this page intentionally left blank; signature page follows.]

                                      * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                           RBS GLOBAL, INC.,
                                               as an Assignor

                                           By:                /s/
                                              ----------------------------------
                                               Name:  Thomas Jansen
                                               Title: Vice President & CFO


                                           REXNORD CORPORATION,
                                               as an Assignor

                                           By:                /s/
                                              ----------------------------------
                                               Name:  Thomas Jansen
                                               Title: Vice President & CFO


                                           ADDAX, INC.,
                                               as an Assignor

                                           By:                /s/
                                              ----------------------------------
                                               Name:  Thomas Jansen
                                               Title: Vice President & CFO


                                           BETZDORF CHAIN COMPANY INC.,
                                               as an Assignor

                                           By:                /s/
                                              ----------------------------------
                                               Name:  Thomas Jansen
                                               Title: Vice President & CFO


                                           CLARKSON INDUSTRIES, INC.,
                                               as an Assignor

                                           By:                /s/
                                              ----------------------------------
                                               Name:  Thomas Jansen
                                               Title: Vice President & CFO


                                           PRAGER INCORPORATED,
                                               as an Assignor

                                           By:                /s/
                                              ----------------------------------

                                               Name:  Thomas Jansen
                                               Title: Vice President & CFO


                                           PT COMPONENTS, INC.,
                                               as an Assignor

                                           By:                /s/
                                              ----------------------------------
                                               Name:  Thomas Jansen
                                               Title: Vice President & CFO


                                           RAC-I, INC.,
                                               as an Assignor

                                           By:                /s/
                                              ----------------------------------
                                               Name:  Thomas Jansen
                                               Title: Vice President & CFO


                                           RBS ACQUISITION CORPORATION,
                                               as an Assignor

                                           By:                /s/
                                              ----------------------------------
                                               Name:  Thomas Jansen
                                               Title: Vice President & CFO


                                           RBS CHINA HOLDINGS, L.L.C.,
                                               as an Assignor

                                           By:                /s/
                                              ----------------------------------
                                               Name:  Thomas Jansen
                                               Title: Vice President & CFO


                                           RBS NORTH AMERICA, INC.,
                                               as an Assignor

                                           By:                /s/
                                              ----------------------------------
                                               Name:  Thomas Jansen
                                               Title: Vice President & CFO


                                           REXNORD GERMANY-I INC.,
                                               as an Assignor

                                           By:                /s/
                                              ----------------------------------
                                               Name:  Thomas Jansen

                                               Title: Vice President & CFO


                                           REXNORD INTERNATIONAL INC.,
                                               as an Assignor

                                           By:                /s/
                                              ----------------------------------
                                               Name:  Thomas Jansen
                                               Title: Vice President & CFO


                                           REXNORD, LTD.,
                                               as an Assignor

                                           By:                /s/
                                              ----------------------------------
                                               Name:  Thomas Jansen
                                               Title: Vice President & CFO


                                           REXNORD NORTH AMERICA HOLDINGS, INC.,
                                               as an Assignor

                                           By:                /s/
                                              ----------------------------------
                                               Name:  Thomas Jansen
                                               Title: Vice President & CFO


                                           REXNORD PUERTO RICO INC.,
                                               as an Assignor

                                           By:                /s/
                                              ----------------------------------
                                               Name:  Thomas Jansen
                                               Title: Vice President & CFO

                                           WINFRED BERG LICENSCO INC.,
                                               as an Assignor

                                           By:                /s/
                                              ----------------------------------
                                               Name:  Thomas Jansen
                                               Title: Vice President & CFO


                                           W.M. BERG INC.,
                                               as an Assignor

                                           By:                /s/
                                              ----------------------------------
                                               Name:  Thomas Jansen
                                               Title: Vice President & CFO

Accepted and Agreed to:

DEUTSCHE BANK TRUST COMPANY
   AMERICAS, as Assignee and Collateral
   Agent

By:                /s/
   ----------------------------------
    Name:  Diane F. Rolfe
    Title: Vice President

                                                                         ANNEX A
                                                                              to
                                                              SECURITY AGREEMENT

                       SCHEDULE OF CHIEF EXECUTIVE OFFICES

     Name of Assignor                     Address(es) of Chief Executive Office
     ----------------                     -------------------------------------


                                                                         ANNEX B
                                                                              to
                                                              SECURITY AGREEMENT

                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

                     Assignor                        Location
                     --------                        --------


                                                                         ANNEX C
                                                                              to
                                                              SECURITY AGREEMENT

                     SCHEDULE OF TRADE AND FICTITIOUS NAMES

                 Name of                            Trade and/or
                Assignor                          Fictitious Names
                --------                          ----------------


                                                                         ANNEX D
                                                                              to
                                                              SECURITY AGREEMENT

        DESCRIPTION OF CERTAIN SIGNIFICANT TRANSACTIONS OCCURRING WITHIN
              ONE YEAR PRIOR TO THE DATE OF THE SECURITY AGREEMENT

                                           Description of Any Transactions as Required by
Name of Assignor                           Section 2.7 of the Security Agreement
----------------                           -------------------------------------


                                                                         ANNEX E
                                                                              to
                                                              SECURITY AGREEMENT

                      DESCRIPTION OF COMMERCIAL TORT CLAIMS

Name of Assignor                          Description of Commercial Tort Claims
----------------                          -------------------------------------


                                                                         ANNEX F
                                                                              to
                                                              SECURITY AGREEMENT

                       SCHEDULE OF MARKS AND APPLICATIONS;
                      INTERNET DOMAIN NAME OF REGISTRATIONS

1.   MARKS AND APPLICATIONS:

     Marks                          Country                  Registration No.
     -----                          -------                  ----------------


2.   INTERNET DOMAIN NAME REGISTRATIONS:

                                                          Registration No. (Or Other
     Internet Domain Names               Country            Applicable Identifier)
     ---------------------               -------          --------------------------


                                                                         ANNEX G
                                                                              to
                                                              SECURITY AGREEMENT

                               SCHEDULE OF PATENTS

                                                                         ANNEX H
                                                                              to
                                                              SECURITY AGREEMENT

                             SCHEDULE OF COPYRIGHTS

        Numbers                     Publication                      Copyright
     Registration                      Date                            Title
     ------------                   -----------                      ---------


                                                                         Annex I
                                                                              to
                                                              SECURITY AGREEMENT

                           GRANT OF SECURITY INTEREST
                           IN UNITED STATES TRADEMARKS

          FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a __________ _________ (the "Grantor") with principal offices at ____________________________, hereby assigns and grants to Deutsche Bank Trust Company Americas, as Collateral Agent, with principal offices at 31 West 52nd Street, New York, New York 10019 (the "Grantee"), a security interest in (i) all of the Grantor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto,
(ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks, (iii) the goodwill of the businesses with which the Marks are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

          THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of November 25, 2002 (as amended, modified, restated and/or supplemented from time to time, the "Security Agreement"). At the request and expense of the Grantor upon or after the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Marks acquired under this Grant.

          This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and

                                                                         Annex I
                                                                          Page 2

provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

   [Remainder of this page intentionally left blank; signature page follows.]

                                      * * *

                                                                         Annex I
                                                                          Page 3

          IN WITNESS WHEREOF, the undersigned have executed this Grant as of the ____ day of ____________, ____.

                                    [NAME OF GRANTOR], Grantor


                                    By:
                                        ---------------------------------
                                        Name:
                                        Title:


                                    DEUTSCHE BANK TRUST COMPANY
                                     AMERICAS, as Collateral Agent and Grantee


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:

STATE OF ______________)
                       ) ss.:
COUNTY OF _____________)


          On this ____ day of _________, ____, before me personally came ________ ________________ who, being by me duly sworn, did state as follows: that [s]he is ______________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said ____________ and that [s]he did so by authority of the [Board of Directors] of said ____________.


                                           -------------------------
                                                   Notary Public

STATE OF ______________)
                       ) ss.:
COUNTY OF _____________)


          On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Deutsche Bank Trust Company Americas, that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.


                                           ----------------------------
                                                     Notary Public

                                                                      SCHEDULE A

     MARK                          REG. NO.                 REG. DATE
     ----                          --------                 ---------


                                                                         ANNEX J
                                                                              to
                                                              SECURITY AGREEMENT

                           GRANT OF SECURITY INTEREST
                            IN UNITED STATES PATENTS

          FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a __________ _________ (the "Grantor") with principal offices at ____________________________, hereby assigns and grants to Deutsche Bank Trust Company Americas, as Collateral Agent, with principal offices at 31 West 52nd Street, New York, New York 10019 (the "Grantee"), a security interest in (i) all of the Grantor's rights, title and interest in and to the United States patents (the "Patents") set forth on Schedule A attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Patents, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

          THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of November 25, 2002 (as amended, modified, restated and/or supplemented from time to time, the "Security Agreement"). At the request and expense of the Grantor upon or after the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Patents acquired under this Grant.

                                                                         Annex J
                                                                          Page 2

          This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

   [Remainder of this page intentionally left blank; signature page follows.]

                                      * * *

                                                                         Annex J
                                                                          Page 3

          IN WITNESS WHEREOF, the undersigned have executed this Grant as of the ____ day of ____________, ____.

                                    [NAME OF GRANTOR], Grantor


                                    By:
                                        ---------------------------------
                                        Name:
                                        Title:


                                    DEUTSCHE BANK TRUST COMPANY
                                     AMERICAS, as Collateral Agent and Grantee

                                    By:
                                        ---------------------------------
                                        Name:
                                        Title:

STATE OF ______________)
                       ) ss.:
COUNTY OF _____________)


          On this ____ day of _________, ____, before me personally came ________ ________________ who, being by me duly sworn, did state as follows: that [s]he is ______________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said ____________ and that [s]he did so by authority of the Board of Directors of said ____________.


                                           -------------------------
                                                   Notary Public

STATE OF ______________)
                       ) ss.:
COUNTY OF _____________)


          On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Deutsche Bank Trust Company Americas, that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.


                                             ---------------------------
                                                     Notary Public

                                                                      SCHEDULE A

     PATENT                        PATENT NO.                   ISSUE DATE
     ------                        ----------                   ----------


                                                                         ANNEX K
                                                                              to
                                                              SECURITY AGREEMENT

                           GRANT OF SECURITY INTEREST
                           IN UNITED STATES COPYRIGHTS

          WHEREAS, [Name of Grantor], a _______________ _____________ (the
"Grantor"), having its chief executive office at ________________________, __________________, is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

          WHEREAS, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, having its principal offices at 31 West 52nd Street, New York, New York 10019 (the "Grantee"), desires to acquire a security interest in said copyrights and copyright registrations and applications therefor; and

          WHEREAS, the Grantor is willing to assign to the Grantee, and to grant to the Grantee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of November 25, 2002, made by the Grantor, the other assignors from time to time party thereto and the Grantee (as amended, modified, restated and/or supplemented from time to time, the "Security Agreement"), the Grantor hereby assigns to the Grantee as collateral security, and grants to the Grantee a security interest in, the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto.

          This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

   [Remainder of this page intentionally left blank; signature page follows.]

                                      * * *

                                                                         Annex K
                                                                          Page 2

          IN WITNESS WHEREOF, the undersigned have executed this Grant as of the _____ day of _________, ____.


                                    [NAME OF GRANTOR], as Grantor


                                    By:
                                        ---------------------------------
                                        Name:
                                        Title:


                                    DEUTSCHE BANK TRUST COMPANY
                                       AMERICAS, as Collateral Agent and Grantee


                                    By:
                                        ---------------------------------
                                        Name:
                                        Title:

STATE OF               )
                        ) ss:
COUNTY OF              )


          On this __ day of _________, ____, before me personally came ___________ ______________, who being duly sworn, did depose and say that [s]he is ___________________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.


                                            ----------------------------
                                                     Notary Public

STATE OF ______________ )
                        ) ss.:
COUNTY OF______________ )


          On this ____ day of _________, ____, before me personally came ________ __________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Deutsche Bank Trust Company Americas, that [s]he is authorized to execute the foregoing Grant on behalf of said __________ and that [s]he did so by authority of the Board of Directors of said
_____________.

                                            ----------------------------
                                                     Notary Public

                                                                      SCHEDULE A

                                 U.S. COPYRIGHTS

     RESIGISTRATION                    PUBLICATION                     COPYRIGHT
         NUMBERS                          DATE                           TITLE
         -------                          ----                           -----
